SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Emclaire Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

      (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

      (3) Filing Party:
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      (4) Date Filed:
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

                            EMCLAIRE FINANCIAL CORP.
                          EMLENTON, PENNSYLVANIA 16373


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP.:


                  Notice is hereby given that the Annual Meeting of Shareholders of Emclaire Financial Corp. (the "Corporation") will be held at 7:00 p.m., prevailing time, on Wednesday, May 20, 1998, at the Farmers National Bank Data Processing Center, 708 Main Street, Emlenton, Pennsylvania 16373, for the following purposes:

                  1. To elect three (3) Class A directors to serve for 3-year terms and until their successors are duly elected and qualified;

                  2. To ratify the selection of S. R. Snodgrass, A.C., Certified Public Accountants, of Wexford, Pennsylvania, as the independent auditors of the Corporation for the fiscal year ending December 31, 1998; and

                  3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

                  Only those shareholders of record at the close of business, at 5:00 p.m., on Monday, April 6, 1998, will be entitled to notice of and to vote at the Annual Meeting.

                  A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1997, is being mailed with this notice.

                  You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person if you attend the meeting.

                                            By Order of the Board of Directors,


                                            /s/David L. Cox
                                            David L. Cox, President

April 13, 1998

                    PROXY STATEMENT FOR THE ANNUAL MEETING OF
                      SHAREHOLDERS TO BE HELD MAY 20, 1998


                                     GENERAL


Introduction, Date, Place and Time of Meeting

                  This Proxy Statement is being furnished for the solicitation by the Board of Directors of Emclaire Financial Corp. (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation ("Annual Meeting") to be held at the Farmers National Bank Data Processing Center, 708 Main Street, Emlenton, Pennsylvania 16373, on Wednesday, May 20, 1998, at 7:00 p.m.
prevailing time, or at any adjournment or postponement of the Annual Meeting.

                  The main office of the Corporation is located at The Farmers National Bank of Emlenton (the "Bank"), 612 Main Street, Emlenton, Pennsylvania 16373. The telephone number for the Corporation is (724) 867-2311. All inquiries should be directed to David L. Cox, President. This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on April 13, 1998.

Solicitation

                  Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted for the election of the three (3) nominees for Class A Director named below and for the approval of S. R. Snodgrass, A.C., Certified Public Accountants as the independent auditors for the fiscal year ending December 31, 1998. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person.

                  The cost of preparing, assembling, mailing and soliciting proxies will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation intend to solicit proxies personally, by telephone and by telefacsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

Right of Revocation

                  A shareholder who returns a Proxy may revoke it at any time before it is voted by: (1) delivering written notice of revocation to Ronald L. Larimore, Secretary, Emclaire Financial Corp., 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, telephone: (724) 867-2311; (2) executing a later-dated Proxy and giving written notice thereof to the Secretary of the Corporation or (3) voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities and Quorum

                  At the close of business on April 6, 1998,(the "Voting Record Date") the Corporation had outstanding 1,081,453 shares of common stock, $1.25 par value. A majority of the outstanding shares in person or by proxy will constitute a quorum at the Annual Meeting.

                  Only holders of common stock of record at the close of business on the Voting Record Date, will be entitled to notice of and to vote at the Annual Meeting. On all matters to come before the Annual Meeting, each share of common stock is entitled to one (1) vote.

                  As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

                  As to the ratification of independent auditors and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item or vote "AGAINST" the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to Broker Non-Votes as to that matter.

             PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

Principal Owners

                  Person and groups owning in excess of 5% of the common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more that 5% of the Common Stock and the ownership of all executive officers, and directors of the Corporation as a group. Other than as noted below, management know of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date:

                                                         Percent of Outstanding
                              Shares Beneficially           Common Stock
Name and Address                   Owned (1)              Beneficially Owned
----------------              -------------------        ----------------------

Barbara C. McElhattan              66,297(2)                     6.13%
P. O. Box 515
Emlenton, PA 16373

Bernadette H. Crooks               86,982(3)                     8.04%
RR 1, Box 368
Clarion, PA 16214

Mary E. Dascombe                   90,574(4)                     8.38%
6906 Buckhead Drive
Raleigh, NC  27609

George W. Freeman                  80,640(5)                     7.46%
P. O. Box 667
Knox, PA 16232

FINABA Co                          94,668                        8.75%
4140 East State Street
Hermitage, PA  16148

--------------------
(1) See footnote (1) under the following caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for the definition of "beneficial ownership."
(2) Of the 66,297 Shares beneficially owned by Mrs. McElhattan, 33,579 shares are owned individually, 27,972 shares are owned jointly with her spouse, and 4,746 shares are owned individually by her spouse.
(3) Of the 86,982 shares beneficially owned by Mrs. Crooks, 76,902 shares are owned individually and 10,080 shares are owned individually by her spouse.
(4) Of the 90,574 shares beneficially owned by Mrs. Dascombe, 64,386 shares are owned individually, 2,677 shares are owned jointly with her spouse, and 23,511 shares are owned individually by her spouse.
(5) Of the 80,640 shares beneficially owned by Mr. Freeman, 78,435 shares are owned individually and 2,205 shares are owned individually by his spouse.

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Corporation's review of such ownership reports, to the Corporation's knowledge, no executive officer, director, or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 1997.

Beneficial Ownership by Officers, Directors and Nominees

                  The following table sets forth as of the Voting Record Date, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director, each nominee and all officers and directors of the Corporation as a group.

Name of Individual           Amount and Nature of                Percent
or Identity of Group       Beneficial Ownership(1)(2)            of Class
--------------------       --------------------------            --------

George W. Freeman (5)              80,640                           7.46%
Ronald L. Ashbaugh (4)             10,500                            (3)
Elizabeth C. Smith (6)             39,459                           3.65%
Brian C. McCarrier (11)               315                            (3)
Robert L. Hunter (7)                8,977                            (3)
John B. Mason (8)                   4,525                            (3)
Bernadette H. Crooks (9)           86,982                           8.04%
J. Michael King (4)                 5,250                            (3)
 Rodney C. Heeter (10)              5,250                            (3)
David L. Cox (4)                   10,080                            (3)

All Officer and Directors         258,900                          23.94%
as a Group (12 persons)

-------------------------------
(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after the Voting Record Date. Beneficial ownership may be disclaimed as to certain of the securities.
(2)  Information furnished by the Directors and the Corporation.
(3)  Less than one percent (1%).
(4)  All Shares are owned individually.
(5) See footnote (5) above under the caption entitled "Principal Beneficial Owners of the Corporation's Stock."

(6) Of the 39,459 shares beneficially owned by Mrs. Smith, 29,179 are owned individually and 10,280 are held as custodian for her grandchildren.
(7) Of the 8,977 shares beneficially owned by Mr. Hunter, 5,040 shares are owned individually and 3,937 shares are owned individually by his spouse.
(8) Of the 4,525 shares beneficially owned by Mr. Mason, 4,315 shares are owned individually and 210 shares are held as custodian for his daughter.
(9) See footnote (3) above under the caption entitled "Principal Beneficial Owners of the Corporation's Stock."
(10) Of the 5,250 shares beneficially owned by Mr. Heeter, 2,625 shares are owned individually and 2,625 shares are owned individually by his spouse.
(11) All shares owned jointly with spouse

                              ELECTION OF DIRECTORS

                  The Corporation has a classified Board of Directors with staggered 3-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each Annual Meeting of Shareholders, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three years, so that the office of one class shall expire each year.

                  Unless otherwise instructed, the Board of Directors of the Corporation or its designee, the proxy holder, will have the right to cast their votes for the nominees, unless the shareholder indicates on his or her Proxy how he or she desires the votes to be cast. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of the vacancy. The Board of Directors recommends that its nominees be elected as Directors.

                           INFORMATION AS TO NOMINEES,
                        DIRECTORS AND EXECUTIVE OFFICERS

                  The following table contains certain information with respect to the directors, executive officers and nominees:

                                   Age as of     Principal Occupation                                    Director Since
Name                               12/31/97       for Past Five Years                                   Bank/Corporation
----                               --------       -------------------                                   ----------------

Class A Directors Whose Term Expires in 1998 and
Nominees for Class A Directors whose term expires in 2001
---------------------------------------------------------

Rodney C. Heeter                        60       Owner of Heeter Lumber Co.                               1988/1989
(1) (2) (3)

J. Michael King                         50       Senior Partner of Lynn, King & Schreffler,               1988/1989
(1) (4) (5) (6)                                  Attorneys at Law

David L. Cox                            47       President.  Prior to 1997 Senior Vice                    1991/1991
(1) (5) (6)                                      President

Class B Directors Whose Term Expires in 1999
--------------------------------------------
Bernadette H. Crooks                    75       Retired                                                  1985/1989
(1) (2) (3)

Robert L. Hunter                        56       Truck Dealer, part owner of  Hunter Truck                1974/1989
(3) (4)                                          Sales and Service, Inc., Director of Idealease
                                                 of North America, Inc.

John B. Mason                           49       Insurance Broker for H. B. Beels & Son, Inc.             1985/1989
(2) (4) (5) (6)

Class C Directors Whose Term Expires in 2000
--------------------------------------------

Ronald L. Ashbaugh                      62       Retired, former President of the Bank and                1971/1989
(1) (5) (6)                                      Corporation

George W. Freeman                       67       Owner of Freeman's Tree Farm                             1964/1989
(4) (5) (6)

Elizabeth C. Smith                      66       Retired, former Owner of  The                            1995/1995
(3)                                              Inn at Oakmont

Brian C. McCarrier                      34       President, Interstate Pipe and Supply                    1997/1997
(1) (3) (6)                                      Company.  Prior to 1995 Controller Interstate
                                                 Pipe and Supply Company

-------------------------------
(1) Member of the Investment and Funds Management Committee. This Committee is appointed by the Chairman of the Board and determines investment policy and funds management policy. This committee also recommends investment purchases for the bank portfolio.
(2) Member of the Building Committee. This committee is appointed by the Chairman of the Board and is responsible for overseeing the maintenance of the physical properties of the Bank.
(3) Member of the Audit Committee. This committee is appointed by the Chairman of the Board and meets with the independent auditors to review their audit of the financial reports of the Corporation.
(4) Member of the Salary and Personnel Committee. This committee is appointed by the Chairman of the Board and reviews salary and personnel policy and recommends changes to the Board.
(5) Member of the Loan and Discount committee. This committee is appointed by the Chairman of the Board and is responsible to review and approve loans which exceed the loan officer's lending limits.
(6) Member of the Branching committee. This committee is appointed by the Chairman of the Board and examines and recommends future expansion to the Board of Directors.

                  During 1997, Directors received four hundred dollars ($400) per month for their services as Director of the Bank. No additional compensation is paid for service as Directors of the Corporation. During 1997, the Board of Directors of the Corporation held four regular meetings and one special meeting and the Board Of Directors of the Bank held twelve (12) regular meetings and two special meetings. In 1997, each Director was paid a retainer of $4,800 for service as a Board Member. In addition, outside Directors received $100 for each committee meeting that they attended. During 1997, total fees paid to all Directors were $54,100.

                  Each of the Directors, attended at least seventy-five percent (75%) of the combined total number of meetings of the Corporation's and Bank's Board of Directors and of the committees on which they serve, with the exception of Mr. Hunter who attended 65% of the total number of meetings.

                  The  Corporation's   full  Board  of  Directors  acts  as  the
nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with
Section 10.1 of the Corporation's Bylaws.

Remuneration of Officers and Directors

                  The following table sets forth all cash compensation for services in all capacities paid by the Bank during 1997 to the chief executive officer. No officer's compensation exceeded $100,000. The Corporation pays no salaries or benefits.


                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                All Other Annual
Name and Principal Position       Year      Salary      Bonus   Compensation (2)
---------------------------       ----      ------      -----   ----------------

David L. Cox (1)                  1997      $76,122    $2,914         $4,800
President and Chairman
of the Board

-------------------------------
(1)      Mr. Cox became President and Chairman January 1, 1997.
(2) Does not include the value of certain other benefits, which do not exceed $50,000 or 10% of the total salary and bonus of the individual.

Change-in-Control Severance Agreements

                  The  Bank is  party  to  change-in  -control  agreements  with president David L. Cox and two other executive officers of the Bank (collectively, the "Officers"). The agreements are for terms of five years. Under the agreements, in the event of termination of employment, or diminution of employment in connection with, or within two years after any change of control of the Bank or the Corporation, the Officers will be paid in a lump sum an amount equal to 2.0 times their base compensation. In addition, Officers would be entitled to receive among other things, accident, health, disability, and life insurance for two years after such termination or diminution. Had a change in control been deemed to have occurred at the completion of the last fiscal year, Mr. Cox would have been entitled to approximately $152,244, and the other two officers would, in the aggregate, be entitled to receive approximately $239,560. The payment that would be made would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount, before the effect of applicable income taxes. The agreements are automatically extended for a period of one year, annually, unless the Board, in its sole discretion, provides prior notice of its intent not to extend the agreement.

Pension Plan

                  The Bank maintains a defined benefit pension plan (the "Plan"). The Plan is intended to provide retirement and certain other benefits to eligible employees and their beneficiaries. An individual is eligible to participate in the Plan if he or she is an employee of the Bank and has completed five (5) years of service or reached fifty-five (55) years of age unless (1) the employee is covered under another plan to which the Bank contributes; or (2) the employee is covered under a collective bargaining agreement with the Bank that does not provide for coverage under the Plan.

                  An employee's expected monthly pension payable is based upon a formula. Full vesting occurs after the completion of five (5) years of service. In 1997, the Bank made no contribution to the Plan.

                  As of December 31, 1997, Mr. Cox had 24 years of credited service under the Plan; Mr. Larimore had 24 years of credited service under the Plan; and Mr. Boczar had 1 year of credited service under the Plan.

Certain Transactions

                  There have been no material transactions, proposed or consummated, between the Corporation and the Bank with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons. The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. With the exception of the loans presented in the following table, all loans to executive officers and directors of the Corporation and the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. On August 20, 1997, the Board of Directors amended a policy granting a discount of 100 basis points on loans extended to non-officer employees to include executive officers. The following table presents a summary of loans outstanding to named officers that were extended, or amended, to reflect the change in policy:

                                                             Highest
                                                            Principal
                                                   Year      Balance      Balance    Interest     Market
  Name and Position               Type             Made    During Year    12/31/97     Rate        Rate
  -----------------         --------------------   ----    -----------    --------   --------     ------

David L. Cox
President and Chairman      Residential Mortgage   1997     $ 95,000      $ 94,212     6.75%       7.75%
                            Personal Demand        1992        2,350         2,350     7.50        8.50

Ronald L. Larimore
Secretary                   Residential Mortgage   1997       95,000        28,350     6.75        7.75

Principal Officers of the Corporation

                  The following table sets forth selected information about the principal officers of the Corporation, each of whom is selected by the Board of Directors and each of whom holds office at the discretion of the Board of
Directors:

                                                 Bank
                                 Held          Employee           Age as of
Name                             Since           Since         December 31, 1997
----                             -----           -----         -----------------

David L. Cox, (1)                1997            1973                 47
President

Ronald L. Larimore,              1989            1973                 51
Secretary

John J. Boczar, CPA (2)          1996            1996                 39
Treasurer

---------------------
(1) Prior to January 1997, Mr. Cox served as Vice President of the Corporation from 1996, and Treasurer prior to May 1996.
(2) Prior to May 1996, Mr. Boczar was employed by S. R. Snodgrass, A.C., Certified Public Accountants.


                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                  Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the ratification of the selection of S.
R. Snodgrass, A.C., Certified Public Accountants, of Wexford, Pennsylvania ("Snodgrass"), as the Corporation's independent public accountants for its fiscal year ending December 31, 1998. The Corporation has been advised by Snodgrass that none of its members has any financial interest in the Corporation. Ratification of Snodgrass will require an affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting. Snodgrass served as the Corporation's independent public accountants for the Corporation's 1997 fiscal year.

                  In addition to performing customary audit services, Snodgrass assisted the Corporation with the preparation of its federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Corporation for such services at its customary hourly billing rates. These non-audit services were approved by the Corporation's and the Bank's Board of Directors, after due consideration of the effect of the performance thereof on the independence of the accountants and after the conclusion by the Corporation's and the Bank's Board of Directors that there was no effect on the independence of the accountants.

                  In the event that the shareholders do not ratify the selection of Snodgrass as the Corporation's independent public accountants for the 1998 fiscal year, another accounting firm will be chosen to provide independent public accountant audit services for the 1998 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Snodgrass as the auditors for the Corporation for the year ending December 31, 1998.

                  It is understood that even if the selection of Snodgrass is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Corporation and its shareholders.

                                  ANNUAL REPORT

                  A copy of the Corporation's Annual Report for its fiscal year ended December 31, 1997, is being mailed with this Proxy Statement. Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference. A representative of Snodgrass, the accounting firm which examined the financial statements in the Annual Report, will not attend the Annual Meeting.

                              SHAREHOLDER PROPOSALS

                  Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's proxy statement for its 1999 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Emclaire Financial Corp. at the principal executive offices of the Corporation at 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, not later than Friday, December 11, 1998.

                                  OTHER MATTERS

                  The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

                             ADDITIONAL INFORMATION

                  Upon written request, a copy of the Annual Report on Form 10-KSB of Emclaire Financial Corp. may be obtained, without charge from John
J. Boczar, Treasurer, Emclaire Financial Corp., 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373.

ANNEX I

                            EMCLAIRE FINANCIAL CORP.
                                      PROXY
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby constitutes and appoints the Board of Directors of Emclaire Financial Corp. (the "Corporation"), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, May 20, 1998, at the Farmers National Bank Data Processing Center, 708 Main Street, Emlenton, Pennsylvania 16373, at 7:00 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.       ELECTION OF CLASS A  DIRECTORS
                                               FOR             WITHHELD

                  Rodney C. Heeter             [  ]              [  ]
                  J. Michael King              [  ]              [  ]
                  David L. Cox                 [  ]              [  ]

2. Ratification of the selection of S. R. Snodgrass, A.C., Certified Public Accountants, as auditors of the Corporation for the year ending December 31, 1998.

         [ ]    FOR                    [  ]   AGAINST

3. In its discretion, the proxy is authorization to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL NO. 2.

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 13, 1998 and an Annual Report to Stockholders.

Dated:___________________, 1998           [  ]  Please check here if you plan to
attend the Annual Meeting

Number attending _________________


--------------------------------------  ----------------------------------------
SIGNATURE OF SHAREHOLDER                SIGNATURE OF SHAREHOLDER


--------------------------------------  ----------------------------------------
PRINT NAME OF SHAREHOLDER               PRINT NAME OF SHAREHOLDER


               THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE

THAN ONE TRUSTEE,  ALL SHOULD SIGN.  IF STOCK IS HELD  JOINTLY,  EACH OWNER MUST
SIGN.                                -------------------------------------------
----